UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2017

COEUR MINING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Michigan Ave., Suite 900, Chicago, IL	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (312) 489-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Arrangement Agreement

On September 10, 2017, Coeur Mining, Inc. (the “Company” or “Coeur”) entered into an Arrangement Agreement (the “Arrangement Agreement”) among the Company, 1132917 B.C. Ltd., a corporation incorporated under the laws of British Columbia and a wholly-owned subsidiary of the Company (“PurchaseCo”), JDS Silver Holdings, Ltd., a corporation incorporated under the laws of British Columbia (“JDS Silver”) and Silvertip Resources Investment LLC, a limited liability company organized under the laws of the State of Delaware (“Vendor’s Representative” and, together with the Company, PurchaseCo and JDS Silver, the “Parties”). The Arrangement Agreement provides for the implementation of a Plan of Arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) which will be subject to approval by the Supreme Court of British Columbia, pursuant to which the Company will acquire all of the issued and outstanding common shares of JDS Silver (the “JDS Shares”), subject to the satisfaction of the conditions contained therein.

Under the terms of the Arrangement Agreement, upon consummation of the acquisition, total initial consideration will be approximately $200 million, consisting of (i) payments by Coeur of approximately $146.5 million in cash (approximately $31 million of which will be used to retire JDS Silver’s senior secured debt) and approximately $38.5 million in Coeur common stock, and (ii) the assumption of approximately US$15 million in existing debt. Exact cash and stock consideration amounts are subject to final debt payoff amounts due at closing. Based on a ten day volume-weighted average Coeur stock price of $8.94 per share, the Company anticipates issuing approximately 4.3 million additional shares of common stock at closing. Additionally, contingent consideration of up to $50,000,000 may become payable upon the achievement of certain operational and technical metrics over various timeframes, as described more fully in the Arrangement Agreement.  Any such contingent consideration will be paid  in cash and  in shares of Coeur common stock (valued at the volume-weighted average price of Coeur common stock for the ten trading days prior to the applicable payment date) as described more fully in the Arrangement Agreement.

The foregoing descriptions of the Arrangement Agreement and the Plan of Arrangement do not purport to be complete and are qualified in their entirety by reference to the copy of the Arrangement Agreement, including the Plan of Arrangement attached as Schedule A thereto, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated into this Item 2.01 by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The Company anticipates that, if the Plan of Arrangement becomes effective under the terms and conditions described in the Arrangement Agreement, the issuance of shares of Coeur common stock to the holders of the JDS Shares upon the consummation of the Plan of Arrangement will be exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 3(a)(10) thereof.  Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a public hearing upon the fairness of the terms and conditions of the issuance and exchange. The information provided in Item 1.01 is incorporated into this Item 3.02 by reference.

Item 7.01.    Regulation FD Disclosure.

On September 11, 2017, the Company issued a press release announcing that it has entered into an Arrangement Agreement whereby the Company agreed to acquire all of the issued and outstanding common shares of JDS Silver Holdings, Ltd. by way of a statutory Plan of Arrangement under the Business Corporations Act (British Columbia).  A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.
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Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K and the exhibit attached hereto contain forward-looking statements within the meaning of securities legislation in the United States and Canada, including, among others, the Company’s expectations with respect to the Arrangement Agreement, the Plan of Arrangement and the Company’s potential issuance of certain securities related to the Arrangement Agreement and the Plan of Arrangement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver and a sustained lower price environment, the uncertainties inherent in the Company's production, exploratory and developmental activities, including risks relating to permitting and regulatory delays, ground conditions, grade variability, any future labor disputes or work stoppages (including those involving third parties), the uncertainties inherent in the estimation of gold and silver reserves and mineralized material, changes that could result from the Company's future acquisition of new mining properties or businesses, the absence of control over and reliance on third parties to operate mining operations in which the Company or its subsidiaries hold royalty or streaming interests and risks related to these mining operations including results of mining and exploration activities, environmental, economic and political risks of the jurisdiction in which the mining operations are located, the loss of access to any third-party smelter to which the Company markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, the Company's ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, the Company's most recent reports on Forms 10-K and 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. The Company disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, the Company undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of the Company, its financial or operating results or its securities.

No Offer or Solicitation

This Form 8-K and the information incorporated by reference herein is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)          List of Exhibits

Exhibit No.	Description
Exhibit 2.1	Arrangement Agreement, dated September 10, 2017, among Coeur Mining, Inc., 1132917 B.C. Ltd., JDS Silver Holdings, Ltd. and Silvertip Resources Investment LLC.

Exhibit 99.1	Press Release dated September 11, 2017, issued by Coeur Mining, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Senior Vice President and Chief Financial Officer

DATED:  September 11, 2017

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Arrangement Agreement, dated September 10, 2017, among Coeur Mining, Inc., 1132917 B.C. Ltd., JDS Silver Holdings, Ltd. and Silvertip Resources Investment LLC.

Exhibit 99.1	Press Release dated September 11, 2017, issued by Coeur Mining, Inc.